                        CONTRIBUTION AGREEMENT

     THIS AGREEMENT is made this 11th day of August, 1995 by and between ALBERT D. GREENAWAY, an individual ("Guarantor") and KEVIN T. GANNON, an individual (Mr. "Gannon"), under the following circumstances:

     A. Whiteford Foods Venture, L.P, formerly known as Grenada / Whiteford Foods Venture, L.P., a Texas Limited Partnership ("Whitefords") has entered into a Credit Agreement with PNC Bank, Ohio, National Association and The Fifth Third Bank of Western Ohio, N.A. (the "Lenders"), dated June 13, 1994, as amended by (i) an Amendment to Credit Agreement, dated March 31, 1995 (the "First Amendment"),
         (ii) a Second Amendment to Credit Agreement, dated April 20, 1995 (the "Second Amendment"), and (iii) a Third Amendment to Credit Agreement, dated July 11, 1995 (the "Third Amendment") (the
         "Credit Agreement");

     B. The Second Amendment provides for the lending of additional funds under the Credit Agreement pursuant to additional notes;

     C. Whitefords intends to finance $700,000 with the Lenders pursuant to the Second Amendment (the "Additional Notes");

     D. The Additional Notes will be evidence by two Term Notes in the aggregate amount of $700,000 payable to the Lenders (the "Term Notes");

     E. As a condition to providing funds under the Term Notes, the Lenders have required that Mr. Greenaway execute a Limited Guarantee of even date herewith a copy of which is attached as Exhibit A (the "Limited Guarantee") guaranteeing the payment of $300,000 due under the Term Notes and certain additional amounts payable under the Limited Guarantee, all defined as the "Guaranteed Amount" in the Limited Guarantee;

     F. In order to induce Guarantor to execute the Limited Guarantee, Mr. Gannon desires to contribute up to fifty percent of any payments Guarantor makes under the Limited Guarantee;

     G. The Limited Guarantee is secured by (i) a Mortgage, of even date herewith, on the real property known as 770 North Center Street, Village of Versailles, Darke County, Ohio, (ii) a

         Mortgage, of even date herewith, on the real property known as 900 North Center Street, Village of Versailles, Darke County, Ohio, and
         (iii) a Security Agreement, of even date herewith;

     H. Guarantor as President of G/W Foods, Inc., the sole general partner of Whitefords (the "Company"), and Mr. Gannon as Chief Executive Officer of the Company both desire that Whitefords have the necessary funds to transact business; and

     I. Guarantor and Mr. Gannon desire to enter into this Agreement to provide for the obligations and rights of the parties in the event Guarantor makes any payment under the Limited Guarantee.

         NOW, THEREFORE, based on the premises set forth above and the promises set forth below, the parties hereto agree as follows:

     1. CONSIDERATION. Mr. Gannon acknowledges that he has induced Guarantor to execute the Limited Guarantee in consideration of Mr. Gannon's contribution under this Agreement. Mr. Gannon further acknowledges that Guarantor's execution of the Limited Guarantee will benefit Whitefords, the Company as Whiteford's sole general partner and Mr. Gannon as an indirect owner of the Company.

     2. CONTRIBUTION. In the event Guarantor makes a payment pursuant to the terms of the Limited Guarantee or pays any expenses related thereto, including expenses related to recovering amounts from Whitefords, Guarantor shall promptly provide Mr. Gannon written notice of such payments, and Mr. Gannon shall reimburse Guarantor within fifteen days one-half of such payments, together with interest at the prime rate from the date of Guarantor's payment to the date Mr. Gannon pays Guarantor. In the event that Guarantor is reimbursed by Whiteford's for any amounts paid by Guarantor and/or Mr Gannon in connection with the Limited Guarantee, Guarantor shall promptly pay Mr. Gannon such amount necessary so that Guarantor and Mr. Gannon shall each have paid one-half of any Guaranteed Payment.

     3. ANNUAL CONSIDERATION. Mr. Gannon acknowledges that he will not be entitled to receive any of the Annual Consideration, as that term is defined in the Guarantee Compensation Agreement between Guarantor and Whitefords, of even date herewith (the "Guarantee Compensation Agreement").

     4. EFFECT OF RETURN OF RECOVERY AMOUNT. Mr. Gannon acknowledges that his contribution obligation hereunder will not terminate upon Guarantor's receipt of a Recovery Amount equal to the Guarantee Payments. In the event Guarantor is required to return all or part of the Recovery Amount, Guarantor will have the right to receive a Contribution Amount from Mr. Gannon.

     5. NO WAIVER. No waiver of any term of this Agreement shall be valid unless such waiver is evidence by a writing signed by the party against whom such waiver is asserted. The waiver by any party of any breach of this Agreement shall not be construed as, nor constitute, a continuing waiver or consent to any subsequent breach by any party.

     6. NOTICE. All notices required or permitted under this Agreement shall be in writing and shall be sufficient in all respects if sent by certified mail or overnight express carrier to the party to receive the notice at the address set forth below:

     If to Guarantor to:

          Albert D. Greenaway
          770 North Center Street
          Whiteford Foods Venture, L.P.
          P.O. Box 177 Versailles, Ohio 45380

     If to Mr. Gannon to:

          Kevin T. Gannon
          c/o Robert A. Stanger & Co.
          1129 Broad Street
          Shrewsbury, New Jersey 07702

     7. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Guarantor and Mr. Gannon and their respective legal representatives, heirs and all permitted successors and assigns.

     8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereto. This Agreement may only be modified or amended by a written instrument executed by both parties hereto.

     9. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, all other provisions shall nevertheless continue in full force and effect.

     10. GOVERNING LAW. This Agreement shall be governed by, and its provisions construed and interpreted in accordance with the laws of the State of Ohio.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above mentioned.

                                       /s/ Albert D. Greenaway
                                       ----------------------------
                                       ALBERT D. GREENWAY

                                       ----------------------------
                                       KEVIN T. GANNON

                                   EXHIBIT A

                               LIMITED GUARANTEE

                      GUARANTEE COMPENSATION AGREEMENT

     THIS AGREEMENT is made this 18th day of September, 1995 by and between WHITEFORD FOODS VENTURE, L.P., formerly known as Granada / Whiteford Foods Venture, L.P., a Texas limited partnership ("Whitefords"), and ALBERT D. GREENAWAY, an individual (Mr. "Greenaway"), under the following circumstances:

     A. Whitefords entered into a Credit Agreement with PNC Bank, Ohio, National Association and The Fifth Third Bank of Western Ohio, N.A. (the "Lenders"), dated June 13, 1994, as amended (the "Credit Agreement");

     B. A Second Amendment to Credit Agreement, dated April 20, 1995 (the "Second Amendment"), provides for the lending of additional funds under the Credit Agreement pursuant to additional notes;

     C. Whitefords intends to finance $700,000 with the Lenders pursuant to the Second Amendment (the "Additional Notes");

     D. The Additional Notes shall be evidenced by two Term Notes in the aggregate amount of $700,000 payable to the Lenders (the "Term Notes");

     E. As a condition to providing funds under the Term Notes, the Lenders have required that Mr. Greenaway execute a Limited Guarantee of even date herewith (the "Limited Guarantee") guaranteeing the payment of $300,000 due under the Term Notes and certain additional amounts payable under the Limited Guarantee, all defined as the "Guaranteed Amount" in the Limited Guarantee;

     F. In order to induce Mr. Greenaway to execute the Limited Guarantee, Whitefords shall provide Mr. Greenaway with the consideration identified below; and

     G. Whitefords and Mr. Greenaway desire to enter into this Agreement to provide for the obligations and rights of the parties in the event Mr. Greenaway makes any payments under the Limited Guarantee.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. INDUCEMENT FOR LIMITED GUARANTEE. As an inducement to Mr. Greenaway to enter into the Limited Guarantee, Whitefords shall provide Mr. Greenaway with an annual payment equal to 2% of the Guaranteed Amount (regardless of whether Mr. Greenaway makes any payments under the Limited Guarantee) (the "Annual Consideration").

     2.  PAYMENT OF THE CONSIDERATION.

         A. On December 31 of every calendar year in which the Limited Guarantee is in effect, Whitefords will pay Mr. Greenaway the Annual Consideration multiplied by the "Formula".

         B. In the event the Limited Guarantee is not in effect because Mr. Greenaway's obligations under the Limited Guarantee have been extinguished or released, then within five business days after Mr. Greenaway provides Whitefords' notice that the Limited Guarantee is no longer in effect, Whitefords will pay Mr. Greenaway the Annual Consideration multiplied by the Formula.

         C. For purposes of this Guarantee Compensation Agreement, the "Formula" shall be that number of days which the Limited Guarantee was in effect during the calendar year in which such Formula is being determined divided by 365.

      3. REPAYMENT OF GUARANTEE PAYMENTS. In the event Mr. Greenaway is required to make any payments under the Limited Guarantee, including, but not limited to any interest, charges, expenses, fees (including attorney's fees), indemnification obligations and other sums Mr. Greenaway is obligated to pay under the Limited Guarantee (collectively the "Guarantee Payment"), Mr. Greenaway shall promptly deliver to Whitefords written notice setting forth the Guarantee Payment (the "Guarantee Payment Notice"). Whitefords shall pay Mr. Greenaway the Guarantee Payment within five business days after the Guarantee Payment Notice.

     4. PRIORITY OF GREENAWAY CONSULTING, INC.'S CLAIM. Mr. Greenaway hereby acknowledges that Greenaway Consulting, Inc.'s ("GCI") right of repayment from Whitefords pursuant to a Promissory Note, dated November 8, 1993, in the original principal amount of $420,000 (the "1993 Note"), will have priority over Mr. Greenaway's right of repayment of Guarantee Payments from Whitefords under this Agreement. Mr. Greenaway further acknowledges that the Security Agreement between the Company and GCI, dated October 1, 1993 and two Mortgages granted by the Company to GCI, dated October 1, 1993, securing Whitefords' obligations under the 1993 Note, are senior in priority to the Security

Agreement and Mortgages of even date herewith, securing Whitefords' obligations hereunder.

     5. NOTICE. All notices required or permitted under this Agreement shall be in writing and shall be sufficient in all respects if sent by certified mail or overnight express carrier to the party to receive the notice at the address set forth below:

     If to Whitefords to:

          Whiteford Foods Venture, L.P.
          770 North Center Street
          P.O. Box 177
          Versailles, OH 45380
          Attention: Albert D. Greenaway

     With a copy to:

          Beverly F. Shillito
          Sebaly, Shillito & Dyer
          A Legal Professional Association
          1300 Courthouse Plaza
          Dayton, Ohio 45402-0220

     If to Mr. Greenaway to:

          Albert D. Greenaway
          Whiteford Foods Venture, L.P.
          770 North Center Street
          P.O. Box 177
          Versailles, OH 45380

     6. NO WAIVER. No waiver of any term of this Agreement shall be valid unless such waiver is evidence by a writing signed by the party against whom such waiver is asserted. The waiver by any party of any breach of this Agreement shall not be construed as, nor constitute, a continuing waiver or consent to any subsequent breach by any party.

     7. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Mr. Greenaway and their respective legal representatives, heirs and all permitted successors and assigns.

     8. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereto. This Agreement may only be modified or amended by a written instrument executed by both parties hereto.

     9. SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, all other provisions shall nevertheless continue in full force and effect.

     10. GOVERNING LAW. This Agreement shall be governed by, and its provisions construed and interpreted in accordance with the laws of the State of Ohio.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above mentioned.

                                       WHITEFORD FOODS VENTURE, L.P.


                                      --------------------------------------
                                      Kevin Gannon, Chief Executive Officer
                                      - G/W Foods, Inc., Its General Partner

                                      /s/ Albert D. Greenaway
                                      --------------------------------------
                                      ALBERT D. GREENAWAY

                                    CONSENT


     This Consent is made as of this 18th day of September, 1995 by Greenaway Consulting, Inc., an Ohio corporation ("GCI"):

     WHEREAS, GCI loaned funds to Whiteford Foods Venture, L.P. (the "Company") pursuant to a Loan Agreement, dated October 1, 1993 (the "GCI Loan");

     WHEREAS, Section 4 of the GCI Loan provides that for as long as the GCI Loan is outstanding, the Company and its general partner G/W Foods, Inc. will not borrow any funds from any third party or secure any amounts due any third party with a security interest, mortgages or other rights without the prior written consent of GCI;

     WHEREAS, the Company has entered into a Credit Agreement with PNC Bank, Ohio, National Association and The Fifth Third Bank of Western Ohio, N.A. (the "Banks"), dated June 13, 1994, as amended by (i) an Amendment to Credit Agreement, dated March 31, 1995 (the "First Amendment"), (ii) a Second Amendment to Credit Agreement, dated April 20, 1995 (the "Second Amendment"), and (iii) a Third Amendment to Credit Agreement, dated July 11, 1995 (the "Third Amendment") (the "Credit Agreement");

     WHEREAS, GCI previously orally consented to the Credit Agreement, First Amendment, Second Amendment and Third Amendment;

     WHEREAS, the Second Amendment provides for the lending of additional funds under the Credit Agreement to be secured by additional notes (the "Additional Notes");

     WHEREAS, the Company intends to finance $700,000 with the Banks pursuant to the Second Amendment; and

     WHEREAS, the Additional Notes shall be evidence by two Term Notes in the aggregate amount of $700,000 payable to the Banks (the "Term Notes").

     NOW, THEREFORE, GCI, hereby (i) acknowledges its prior oral consent to the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, a Security Agreement between the Company and the Banks, dated June 13, 1994, and an Open-End Mortgage, Assignment of Rents and Leases and Security Agreement granted by the Company to the Banks, dated June 13, 1994, and (ii) consents to the Term Notes.

     IN WITNESS WHEREOF, Mr. Greenaway has executed this Consent as of the day and year first above written.


                                         /s/ Albert D. Greenaway
                                         ---------------------------------
                                         Albert D. Greenaway
                                         President
                                         Greenaway Consultant, Inc.

                                   WAIVER
                                   ------

     This Waiver is made as of this 18th day of September, 1995 by Albert D. Greenaway (Mr. "Greenaway"):

     NOW THEREFORE, Greenaway Consultant, Inc., hereby waives the payment of $26,250 plus accrued interest due on September 31, 1995 (the "September Payment") under the Promissory Note granted by Whiteford Foods Venture, L.P. ("Whitefords") to Greenaway Consultant, Inc., on November 8, 1993, in the original principal amount of $420,000 (the "Promissory Note") until December 31, 1995 ("December Payment"); provided, however, interest shall accrue on the September Payment at the rate of interest under the Promissory Note; provided further, however, such waiver shall not otherwise affect the payment due on December 31, 1995 under the Promissory Note.

     IN WITNESS WHEREOF, Mr. Greenaway has executed this Waiver as of the day and year first above written.



                                         /s/ Albert D. Greenaway
                                         ----------------------------------
                                         Albert D. Greenaway
                                         President
                                         Greenaway Consultant, Inc.